SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: November 1, 2000                  Commission file number 1-5805
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                         THE CHASE MANHATTAN CORPORATION

             (Exact name of registrant as specified in its charter)


          Delaware                                              13-2624428
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(State or other jurisdiction                                 (I.R.S. Employer
       of incorporation)                                    Identification No.)


     270 Park Avenue, New York, NY                                10017
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(Address of principal executive offices)                        (Zip Code)


       (Registrant's telephone number, including area code) (212) 270-6000
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Item 9. Regulation FD Disclosure
--------------------------------

      Management of The Chase Manhattan Corporation reiterated today the following comments regarding Chase Capital Partners, its private equity investment business, originally made at an investor presentation on October 18, 2000:

      "Chase is continuing to explore the best way to present to investors the contribution that Chase Capital Partners ("CCP") makes to Chase's overall shareholder value. Chase has not considered, and is not considering, exiting the business and does not intend to spin off CCP as a separate entity. CCP is a business with a consistent track record of providing excellent returns to shareholders over a long period of time, fully compensating for the additional volatility it contributes to Chase's earnings."


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE CHASE MANHATTAN CORPORATION
                                                   (Registrant)


                                              /s/ Dina Dublon
                                         -------------------------------
                                                  Dina Dublon
                                          Executive Vice President and
                                             Chief Financial Officer


Dated: November 1, 2000
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